11-02-95 03:52 PM FROM DM&H 42B                                             P04

Microfilm Number              Filed with the Department of State on NOV 03 1995

--------------------------                           --------------------------

Entry Number 2664119                                               /s/ graphic

--------------------------                           --------------------------

                                                  Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT
                                       OF


                           Encare of Pennypack, Inc.

-------------------------------------------------------------------------------

                              Name of Corporation
                     A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

|x| Business-stock (15 Pa.C.S. ss. 1306)                   |_| Management (15 Pa.C.S. ss. 2702)

|_| Business-nonstock (15 Pa. .S. ss. 2102)                |_| Professional (15 Pa.C.S. ss. 2903)

|_| Business-statutory close (15 Pa. CS. ss. 2303)         |_| Insurance (15 Pa.CS ss. 3101)

|_| Cooperative (15 Pa.C.S. ss. 7102)


              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1.   The name of the corporation is:  Encare of Pennypack, Inc.
     --------------------------------------------------------------------------

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  ---------------------------------------------------------------------
         Number and Street    City    State    Zip                  County

     (b) c/o:   United Corporate Services, Inc.              Dauphin
              -----------------------------------------------------------------
             Name of Commercial Registered Office Provider          County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is; 1,000 (other provisions, if any, attach 8 1/2 by 11 sheet)

5. The name and address, including number and street, if any, of each incorporator is:

      Name                     Address

      Elizabeth A. Payne       Duane, Morris & Heckacher
      -------------------------------------------------------------------------
                               4200 One Liberty Place, Philadelphia, PA 19103
      -------------------------------------------------------------------------

6.   The specific effective date, if any, is:

                                 Nov/3/95
                           ----------------------------------------------------
                           month   day    year    hour, if any

              DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)-2

7. Additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet. See Attachment 1 hereto.

8. Statutory closes corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. 77a. et seq.)

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is:

                                     ------------------------------------------

 IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 2nd day of November, 1995.

         /s/ Elizabeth A. Payne
     ------------------------------              ------------------------------
          (Signature)                                    (Signature)
    Elizabeth A. Payne, Incorporator

                                  ATTACHMENT 1
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                           ENCARE OF PENNYPACK, INC.


7. Shareholders of the Corporation shall be entitled to one vote for each share of common stock standing in their names on the books of the Corporation, and shall not be entitled to cumulate their votes in any election of directors.

Microfilm Number 9843-1125    Filed with the Department of State on JUN - 3 1998

Entry Number  2664119                              /s/ [graphic of signature]
                                               --------------------------------
                                                  Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|x| Domestic Business Corporation (15 Pa.C.S. ss. 1507)    |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)     |_| Domestic Limited Corporation (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned business corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Encare of Pennypack, Inc.

     --------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) ----------------------------------------------------------------------
          Number and Street       City        State     Zip           County

     (b)  c/o: United Corporate Services, Inc.                   Dauphin
           --------------------------------------------------------------------
          Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street,    Kennett Square   PA    19348     Chester
          ---------------------------------------------------------------------
          Number and Street        City       State      Zip          County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o: ----------------------------------------------------------------
             Name of Commercial Registered Office Provider            County

          For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA - 429 - 10/1/92)

JUN - 3 98
PA Dept. of State

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May, 1998.

                                     Encare of Pennypack, Inc.
                                     ------------------------------------------
                                       Name of Corporation/Limited Partnership


                                          /s/ Ira C. Gubernick
                                     BY: --------------------------------------
                                         (Signature)  Ira C. Gubernick

                                            Secretary
                                     TITLE: -----------------------------------


(PA. - 429)